Exhibit 10.3

FIRST AMENDMENT

FIRST AMENDMENT, dated as of December 30, 2009 (this “Amendment”), to (i) the Credit Agreement dated as of March 13, 2009 (as modified by that certain Resignation, Waiver, Consent and Appointment Agreement dated as of March 31, 2009 and by that certain Waiver to Credit Agreement dated as of September 30, 2009, the “Credit Agreement”) among American Apparel, Inc., a corporation organized under the laws of the State of Delaware (the “Borrower”), the Facility Guarantors from time to time party thereto, Wilmington Trust FSB, in its capacity as Administrative Agent and in its capacity as Collateral Agent thereunder, and the Lenders from time to time party thereto; (ii) the Security Agreement (the “Security Agreement”) dated as of March 13, 2009, by and among the Borrower, the Facility Guarantors party thereto and Wilmington Trust FSB, as collateral agent for the benefit of the Credit Parties; (iii) the Intellectual Property Security Agreement (the “Intellectual Property Security Agreement”) dated as of March 13, 2009, by and among the Borrower, the Facility Guarantors party thereto and Wilmington Trust FSB, as collateral agent for the benefit of the Credit Parties; and (iv) the Ownership Interest Pledge and Security Agreement (the “Pledge Agreement”) dated as of March 13, 2009, by and among the Borrower, American Apparel (USA) LLC and American Apparel Retail, Inc. (collectively, the “Pledgors”), and Wilmington Trust FSB, as collateral agent for the benefit of the Credit Parties.

W I T N E S S E T H:

WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make, and have made, certain loans and other extensions of credit to the Borrower;

WHEREAS, the Borrower has requested that certain provisions of the Credit Agreement and other Credit Loan Documents be amended as set forth in this Amendment; and

WHEREAS, the Lenders are willing to agree to such amendment on the terms and subject to the conditions set forth in this Amendment;

NOW THEREFORE, in consideration of the premises and mutual covenants contained in this Amendment, the undersigned hereby agree as follows:

I. Defined Terms; Interpretation; Etc. Capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Credit Agreement.

II. Amendments to the Credit Agreement.

(a) Section 1.01 of the Credit Agreement is hereby amended by adding the following definition in proper alphabetical order:

“Cdn. $” refers to lawful money of Canada.

(b) The definition of “Canadian Loan Agreement” set forth in Section 1.01 of the Credit Agreement is hereby deleted and replaced in its entirety as follows:

“Canadian Loan Agreement” means that certain credit agreement, dated as of December 30, 2009, by and between American Apparel Canada Wholesale Inc. and American Apparel Canada Retail Inc. (individually and collectively, as the borrower) and Bank of Montreal.

(c) Clause (a) in the definition of “Consolidated EBITDA” set forth in Section 1.01 of the Credit Agreement is hereby amended by (i) deleting the word “and” at the end of subclause (x); (ii) adding the word “and” to the end of subclause (xi); and (iii) adding a new subclause (xii) as follows:

“(xii) any amounts paid or owing during such period to consultants pursuant to engagement letters approved in writing by the Initial Lender,”

(d) Subclause (iii) in the definition of “Consolidated Net Income” set forth in Section 1.01 of the Credit Agreement is hereby deleted and replaced in its entirety as follows:

“(iii) the income of any direct or indirect Subsidiary of a Person to the extent that the declaration or payment of dividends or similar distributions by that Subsidiary of that income is not at the time permitted by operation of the terms of its Charter Documents or any agreement or instrument (other than the Canadian Loan Agreement or any security document executed in connection therewith), instrument, judgment, decree, order, statute, rule or governmental regulation applicable to that Subsidiary,”

(e) Clause (l) of the definition of “Permitted Indebtedness” set forth in Section 1.01 of the Credit Agreement is hereby deleted and replaced in its entirety as follows:

“(l) Indebtedness under the Canadian Loan Agreement and any documents executed in connection therewith, and any modifications, refinancings, refundings, renewals, replacements or extensions thereof, without duplication; provided that (x) in no event shall the principal amount of such Indebtedness at any time outstanding exceed Cdn. $11,000,000 less the amount of any permanent repayments, permanent prepayments or commitment reductions thereunder (excluding any repayments, prepayments or reductions relating to a refinancing or replacement of the Canadian Loan Agreement), and (y) no Loan Party may guarantee such Indebtedness;”

(f) The definition of “Total Debt” set forth in Section 1.01 of the Credit Agreement is hereby deleted and replaced in its entirety as follows:

“Total Debt” means, as of any date of determination, the outstanding principal amount of Indebtedness (not including Hedge Agreements and the undrawn portion of any Indebtedness described in clause (h) of the definition thereof) of the Loan Parties and their Subsidiaries on a Consolidated basis minus the aggregate amount paid in cash to consultants pursuant to engagement letters approved in writing by the Initial Lender.

(g) The proviso in Section 5.11 of the Credit Agreement is hereby amended by deleting the phrase “the Canadian Loan is refinanced in accordance with the terms of this Agreement with a lender other than The Toronto-Dominion Bank” contained therein and replacing it with “all loans outstanding under the Canadian Loan Agreement (or any similar agreement which replaces or refinances the Canadian Loan Agreement, (including successive refinancings)) have been repaid and all commitments to lend under the Canadian Loan Agreement (or any similar agreement which replaces or refinances the Canadian Loan Agreement) have been terminated”.

(h) The last sentence of Section 6.09 of the Credit Agreement is hereby deleted and replaced in its entirety as follows:

“Notwithstanding anything in this Section 6.09 to the contrary, neither (a) the prohibition on the pledge of security interest in the Capital Stock of the Canadian Subsidiaries, nor (b) the prohibition on the granting of any guaranty or security interest by the Canadian Subsidiaries, nor (c) the prohibition on repatriation of funds or making of distributions or payments of any kind to the Parent, any other shareholder of the Canadian Subsidiaries, or any Affiliate of the Parent, the Canadian Subsidiaries or any other shareholder of the Canadian Subsidiaries, in each case set forth in the Canadian Loan, shall be prohibited by this Section 6.09.”

III. Amendment to the Security Agreement. The definition of “Investment Property” set forth in Section 1.01 of the Security Agreement and Section 2.01(c) of the Security Agreement are hereby amended by deleting each occurrence of the phrase “the Canadian Loan is refinanced in accordance with terms of the Credit Agreement with a lender other than Toronto-Dominion Bank” contained therein and replacing it with “all loans outstanding under the Canadian Loan Agreement (or any similar agreement which replaces or refinances the Canadian Loan Agreement, (including successive refinancings)) have been repaid and all commitments to lend under the Canadian Loan Agreement (or any similar agreement which replaces or refinances the Canadian Loan Agreement) have been terminated”.

IV. Amendment to the Intellectual Property Security Agreement. Section 2(h)(iii) of the Intellectual Property Security Agreement is hereby amended by deleting the phrase “the Canadian Loan is refinanced in accordance with terms of the Credit Agreement with a lender other than Toronto-Dominion Bank” contained therein and replacing it with “all loans outstanding under the Canadian Loan Agreement (or any similar agreement which replaces or refinances the Canadian Loan Agreement, (including successive refinancings)) have been repaid and all commitments to lend under the Canadian Loan Agreement (or any similar agreement which replaces or refinances the Canadian Loan Agreement) have been terminated”.

V. Amendment to the Pledge Agreement. Section 2.1 of the Pledge Agreement is hereby amended by deleting the phrase “the Canadian Loan is refinanced in accordance with terms of the Credit Agreement with a lender other than Toronto-Dominion Bank” contained therein and replacing it with “all loans outstanding under the Canadian Loan Agreement (or any similar agreement which replaces or refinances the Canadian Loan Agreement, (including successive refinancings)) have been repaid and all commitments to lend under the Canadian Loan Agreement (or any similar agreement which replaces or refinances the Canadian Loan Agreement) have been terminated”.

VI. Conditions Precedent to the Effectiveness of this Amendment.

(a) This Amendment shall become effective as of, and with effect from, the date (the “Effective Date”) on which the Administrative Agent has received:

(i) duly executed signature pages to this Amendment from the Borrower, the Facility Guarantors and the Required Lenders;

(ii) a true, correct and complete copy of the Seventh Amendment to the Existing Credit Agreement and in the form attached hereto as Exhibit A, which shall be in effect as of the Effective Date; and

(iii) a true, correct and complete copy of the Canadian Loan Agreement, which shall be in effect as of the Effective Date.

(b) All corporate and other proceedings required in connection with this Amendment, and all documents, instruments and other legal matters in connection with the transactions contemplated by this Amendment, shall be satisfactory in all respects to the Required Lenders, which satisfaction shall be evidenced by the execution and delivery by the Required Lenders of this Amendment.

(c) Each of the representations and warranties contained in Section VII (Representations and Warranties) of this Amendment shall be true and correct.

(d) After giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing as of the date hereof.

(e) No litigation shall have been commenced against any Loan Party or any of its Subsidiaries, either on the date hereof or the Effective Date, seeking to restrain or enjoin (whether temporarily, preliminarily or permanently) the performance of any action by any Loan Party required or contemplated by this Amendment or the Credit Agreement or any Loan Document, in either case as amended hereby.

VII. Representations and Warranties. On and as of the date hereof and as of the Effective Date, the Borrower hereby represents and warrants to the Administrative Agent, the Collateral Agent and the Lenders as follows:

(a) this Amendment has been duly authorized, executed and delivered by the Borrower and each Facility Guarantor and constitutes a legal, valid and binding obligation of the Borrower and each Facility Guarantor, enforceable against the Borrower and each Facility Guarantor in accordance with its terms and the Credit Agreement and other Loan Documents as amended by this Amendment and constitutes the legal, valid and binding obligation of the Borrower and each Facility Guarantor, enforceable against the Borrower and each Facility Guarantor in accordance with its terms;

(b) each of the representations and warranties contained in Article III (Representations and Warranties) of the Credit Agreement, the other Loan Documents or otherwise made in writing in connection therewith are true and correct in all material respects on and as of the date hereof and the Effective Date, in each case as if made on and as of such date except to the extent that such representations and warranties specifically relate to a specific date, in which case such representations and warranties shall be true and correct in all material respects as of such specific date; provided, however, that references therein to the “Credit Agreement” shall be deemed to refer to the Credit Agreement as amended by this Amendment after giving effect to the amendments, consents and waivers set forth herein and that references therein to the other Loan Documents amended by this Amendment shall be deemed to refer to such Loan Document as amended by this Amendment after giving effect to the amendments, consents and waivers set forth herein;

(c) after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing; and

(d) no litigation has been commenced against any Loan Party or any of its Subsidiaries seeking to restrain or enjoin (whether temporarily, preliminarily or permanently) the performance of any action by any Loan Party required or contemplated by this Amendment, the Credit Agreement or any Loan Document, in each case as amended hereby (if applicable).

VIII. No Other Amendments; Confirmation. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Agents, the Borrower or any other Loan Party under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Borrower to any future consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This Amendment shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein. After the Effective Date, any reference in any Loan Document to the Credit Agreement shall mean the Credit Agreement as modified hereby. As of the Effective Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference in the other Loan Documents to the Credit Agreement (including, without limitation, by means of words like “thereunder”, “thereof” and words of like import), shall mean and be a reference to the Credit Agreement as amended hereby, and this Amendment and the Credit Agreement shall be read together and construed as a single instrument. Each of the table of contents and lists of Exhibits and Schedules of the Credit Agreement shall be amended to reflect the changes made in this Amendment as of the Effective Date. As of the Effective Date, each reference in each Loan Document amended by this Amendment to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference in the other Loan Documents to each Loan Document amended by this Amendment (including, without limitation, by means of words like “thereunder”, “thereof” and words of like import), shall mean and be a reference to such Loan Document as amended hereby, and this Amendment and such Loan Document amended by this Amendment shall be read together and construed as a single instrument. Each of the table of contents and lists of Exhibits and Schedules of such Loan Document amended by this Amendment shall be amended to reflect the changes made in this Amendment as of the Effective Date. This Amendment is a Loan Document.

IX. Consent of Facility Guarantors. Each Facility Guarantor hereby consents to this Amendment and agrees that the terms hereof shall not affect in any way its obligations and liabilities under the Loan Documents (as amended and otherwise expressly modified hereby), all of which obligations and liabilities shall remain in full force and effect and each of which is hereby reaffirmed (as amended and otherwise expressly modified hereby).

X. Expenses. The Borrower agrees to reimburse the Administrative Agent and the Lenders for (i) their respective reasonable and documented out-of-pocket expenses incurred in connection with (x) this Amendment and (y) that certain Waiver to Credit Agreement dated as of September 30, 2009 (including the reasonable fees, disbursements and other charges of Simpson Thacher & Bartlett LLP and KPMG, LLP) and (ii) (x) reasonable and documented out-of-pocket expenses (excluding expenses relating to Simpson Thacher & Bartlett LLP and KMPG, LLP) incurred by the Lenders in the Fiscal year ending on December 31, 2009 connection with the monitoring and oversight of their investment in Borrower in an aggregate amount not to exceed $150,000 during such Fiscal Year, (y) the reasonable fees, disbursements and other charges of Simpson Thacher & Bartlett LLP and KPMG, LLP incurred in the Fiscal Year ending December 31, 2009 in connection with supporting the Lenders’ monitoring and oversight of their investment in Borrower in an aggregate amount not to exceed $50,000 in such Fiscal

Year, and (z) the reasonable and documented out-of-pocket expenses (including the reasonable fees, charges and disbursements of Simpson Thacher & Bartlett LLP and KPMG, LLP) of the Lenders incurred in any Fiscal Year ending on or after December 31, 2010 in connection with the monitoring and oversight of the Lenders’ investment in Borrower in an aggregate amount not to exceed $150,000 in any such Fiscal Year. Notwithstanding the foregoing, nothing in this Section X shall be deemed or construed to amend, modify or limit the scope of Section 9.03 of the Credit Agreement or any of the Credit Parties’ rights thereunder.

XI. Governing Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

XII. Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. This Amendment may be delivered by facsimile or other electronic transmission of the relevant signature pages hereof.

XIII. Headings. The Section headings used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.

XIV. Notices. All communications and notices hereunder shall be given as provided in the Credit Agreement or, as the case may be, the Facility Guaranty.

XV. Severability. The fact that any term or provision of this Amendment is held invalid, illegal or unenforceable as to any person in any situation in any jurisdiction shall not affect the validity, enforceability or legality of the remaining terms or provisions hereof or the validity, enforceability or legality of such offending term or provision in any other situation, or jurisdiction or as applied to any person.

XVI. Successors. The terms of this Amendment shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.

XVII. Waiver of Jury Trial. EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING WITH RESPECT TO THIS AMENDMENT OR ANY OTHER LOAN DOCUMENT.

XVIII. Submission to Jurisdiction. Each Loan Party agrees that any suit for the enforcement of this Amendment may be brought in the federal or state courts of the State of New York as the Lenders may elect in their sole discretion and consents to the non-exclusive jurisdiction of such courts. Each party to this Amendment hereby waives any objection which it may now or hereafter have to the venue of any such suit or any such court or that such suit is brought in an inconvenient forum and agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Amendment shall affect any right that any Credit Party may otherwise have to bring any action or proceeding relating to this Amendment against a Loan Party or its properties in the courts of any jurisdiction.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

AMERICAN APPAREL, INC.,
as Borrower and Pledgor

By:	/s/ Dov Charney
Name:	Dov Charney
Title:	Chief Executive Officer

[Signature Page to First Amendment]

AMERICAN APPAREL (USA), LLC, as Facility Guarantor and Pledgor

By:	/s/ Dov Charney
Name:	Dov Charney
Title:	Chief Executive Officer

[Signature Page to First Amendment]

FRESH AIR FREIGHT, INC., as Facility Guarantor

By:	/s/ Dov Charney
Name:	Dov Charney
Title:	Chief Executive Officer

[Signature Page to First Amendment]

AMERICAN APPAREL, LLC, as Facility Guarantor

By:	/s/ Dov Charney
Name:	Dov Charney
Title:	Chief Executive Officer

[Signature Page to First Amendment]

KCL KNITTING, LLC, as Facility Guarantor

By:	/s/ Dov Charney
Name:	Dov Charney
Title:	Chief Executive Officer

[Signature Page to First Amendment]

AMERICAN APPAREL RETAIL, INC., as Facility Guarantor and Pledgor

By:	/s/ Dov Charney
Name:	Dov Charney
Title:	Chief Executive Officer

[Signature Page to First Amendment]

AMERICAN APPAREL DYEING & FINISHING, INC., as Facility Guarantor

By:	/s/ Dov Charney
Name:	Dov Charney
Title:	Chief Executive Officer

[Signature Page to First Amendment]

WILMINGTON TRUST FSB, as Administrative Agent and Collateral Agent

By:	/s/ Nicholas D. Tally
Name:	Nicholas D. Tally
Title:	Vice President

[Signature Page to First Amendment]

LION CAPITAL (AMERICAS) INC., as Lender

By:	/s/ Jacob Capps
Name:	Jacob Capps
Title:	President

[Signature Page to First Amendment]

LION/HOLLYWOOD L.L.C., as Lender

By:	/s/ Jacob Capps
Name:	Jacob Capps
Title:	President

[Signature Page to First Amendment]

Exhibit A

Form of Seventh Amendment to the Existing Credit Agreement

SEVENTH AMENDMENT TO CREDIT AGREEMENT	BANK OF AMERICA, N.A.

Date: December 30, 2009

THIS SEVENTH AMENDMENT TO CREDIT AGREEMENT (this “Seventh Amendment”) is made to the Credit Agreement (as amended, the “Credit Agreement”; capitalized terms used herein but not defined have the meanings given to them in the Credit Agreement, as amended by this Seventh Amendment) dated as of July 2, 2007 by and among:

(a) AMERICAN APPAREL (USA), LLC (f/k/a AAI Acquisition LLC (successor-by-merger to American Apparel, Inc.)), a limited liability company organized under the laws of the State of California, with its principal executive offices at 747 Warehouse Street, Los Angeles, California 90021, for itself and as agent (in such capacity, the “Lead Borrower”) for the other Borrowers now or hereafter party to the Credit Agreement; and

(b) the BORROWERS now or hereafter party to the Credit Agreement; and

(c) the FACILITY GUARANTORS now or hereafter party to the Credit Agreement; and

(d) BANK OF AMERICA, N.A. (successor by merger to LaSalle Business Credit, LLC, as agent for LaSalle Bank Midwest National Association, acting through its division, LaSalle Retail Finance), with offices at 100 Federal Street, 9th Floor, Boston, Massachusetts 02110, as administrative agent (in such capacity, the “Administrative Agent”) for its own benefit and the benefit of the other Credit Parties; and

(e) BANK OF AMERICA, N.A. (successor by merger to LaSalle Business Credit, LLC, as agent for LaSalle Bank Midwest National Association, acting through its division, LaSalle Retail Finance), with offices at 100 Federal Street, 9th Floor, Boston, Massachusetts 02110, as collateral agent (in such capacity, the “Collateral Agent”, and together with the Administrative Agent, individually an “Agent” and collectively, the “Agents”) for its own benefit and the benefit of the other Credit Parties; and

(f) WELLS FARGO RETAIL FINANCE, LLC, with offices at One Boston Place, 19th Floor, Boston, Massachusetts 02108, as collateral monitoring agent (in such capacity, the “Collateral Monitoring Agent”) for its own benefit and the benefit of the other Credit Parties; and

(g) the LENDERS party to the Credit Agreement; and

(h) BANK OF AMERICA, N.A. (successor by merger to LaSalle Bank National Association), a national banking association with offices at 100 Federal Street, 9th Floor, Boston, Massachusetts 02110, as Issuing Bank;

in consideration of the mutual covenants herein contained and benefits to be derived herefrom, the parties hereto agree as follows:

Background:

A. Amendment. The parties hereto entered into that certain First Amendment to Credit Agreement on October 11, 2007, that certain Second Amendment and Waiver to Credit Agreement on November 26, 2007, that certain Third Amendment to Credit Agreement on December 12, 2007, that certain Fourth Amendment to Credit Agreement on June 20, 2008, that certain Fifth Amendment to Credit Agreement on December 19, 2008 and that certain Sixth Amendment to Credit Agreement on March 13, 2009. The parties hereto desire to further amend the Credit Agreement on the terms and conditions set forth herein.

B. Canadian Loan Refinancing. The Loan Parties have advised the Agents and the Lenders that the Canadian Subsidiaries intend to refinance and replace the Canadian Loan (as defined prior to giving effect to this Seventh Amendment) by terminating all commitments and repaying in full all obligations thereunder, and entering into the Canadian Loan Documents (as defined below). In connection with the entering into of the Canadian Loan Documents, the Canadian Subsidiaries will (i) repay in full all obligations under the Canadian Loan (as defined prior to giving effect to this Seventh Amendment), (ii) grant liens on substantially all of their assets in favor of the Canadian Lender (as defined below), and (iii) incur Indebtedness in favor of the Canadian Lender (as defined below) under the Canadian Loan Agreement (as defined below) (collectively, the “Canadian Refinancing Transaction”).

The Agents and the Required Lenders have agreed to consent to and approve the Canadian Refinancing Transaction and to the modifications to the Credit Agreement provided for herein, subject to the terms and conditions set forth herein.

Accordingly, it is hereby agreed, as follows:

Amendments to Credit Agreement. Subject to satisfaction of each and all of the Preconditions to Effectiveness set forth in Section 3 hereof, the Credit Agreement is amended as of the Seventh Amendment Effective Date (as defined below) as follows:

By deleting the definition of “Borrowing Base” in its entirety from Section 1.01 thereof and substituting the following new definition in its stead:

“ “Borrowing Base” means, at any time of calculation, an amount equal to:

(a) (i) the Raw Materials Appraisal Percentage of the Appraised Inventory Liquidation Value with respect to Eligible Inventory consisting of raw materials, and (ii) the Appraisal Percentage of the Appraised Inventory Liquidation Value with respect to all other Eligible Inventory;

plus

(b) with respect to any Eligible Letter of Credit, the Appraisal Percentage of the Appraised Value of the Inventory supported by such Eligible Letter of Credit, multiplied by the Cost of such Inventory when completed, net of Inventory Reserves;

plus

(c) the face amount of Eligible Wholesale Receivables (net of Receivables Reserves applicable thereto) multiplied by the Receivables Advance Rate;

minus

(d) the then amount of all Availability Reserves.

By deleting the definition of “Canadian Lender” in its entirety and substituting the following new definition in its stead:

“ “Canadian Lender” means the lender(s) party to the Canadian Loan Agreement. As of the Seventh Amendment Effective Date, the Canadian Lender is Bank of Montreal.”

By deleting the definition of “Canadian Loan” in its entirety and substituting the following new definition in its stead:

“ “Canadian Loan” means (i) the loans made by the Canadian Lender to the Canadian Subsidiaries pursuant to the Canadian Loan Agreement, and (ii) any refinancing thereof, which refinancing is on terms and conditions satisfactory to the Agents in their sole discretion.”

By deleting clause (n) of the definition of “Permitted Encumbrances” in its entirety and substituting the following new clause (n) in its stead:

“(n) Liens in favor of the Canadian Lender securing the obligations of American Apparel Canada Wholesale Inc. and American Apparel Canada Retail Inc. under the Canadian Loan Documents;”

By deleting clause (m) of the definition of “Permitted Indebtedness” in its entirety and substituting the following new clause (m) in its stead:

“(m) Indebtedness due the Canadian Lender under the Canadian Loan Documents;”

By adding the following new definitions to Section 1.01 thereof in appropriate alphabetical order:

“ “Canadian Loan Agreement” means that certain Credit Agreement dated as of December 30, 2009 by and among the Canadian Subsidiaries and the Canadian Lender, as amended, supplemented, or otherwise modified from time to time to the extent any such amendment, supplement or other modification is not materially adverse to the Agents and the Lenders, entered into in connection with the Canadian Refinancing Transaction, together with any refinancing thereof permitted in accordance with the definition of “Canadian Loan”.”

“ “Canadian Loan Documents” means the Canadian Loan Agreement and the other documents, instruments and agreements executed in connection therewith, in each case (i) to the extent entered into and continuing in effect as permitted by the terms of this Agreement, and (ii) as amended, supplemented, or otherwise modified from time to time to the extent any such amendment, supplement or other modification is not materially adverse to the Agents and the Lenders.”

“ “Canadian Refinancing Transaction” has the meaning assigned to such term in the Seventh Amendment.”

“ “Seventh Amendment” means that certain Seventh Amendment to Credit Agreement dated as of December 30, 2009, by and between, among others, the Loan Parties, the Agents, the Collateral Monitoring Agent, and the Lenders party thereto.”

“ “Seventh Amendment Effective Date” means December 30, 2009.”

By deleting the definitions of “Appraised Fixed Assets Liquidation Value”, “Eligible Fixed Assets”, “Equipment Reduction Amount”, and “Equipment Reserves” in their entirety from Section 1.01 thereof.

By deleting clause (b)(vi) of Section 6.07 (Restricted Payments; Certain Payments of Indebtedness) of the Credit Agreement in its entirety and substituting the following new clause (b)(vi) in its stead:

“(vi) payments of obligations under the Canadian Loan Agreement or the other Canadian Loan Documents, provided that (x) such payments shall be made only by a Canadian Subsidiary, and (y) no Loan Party may transfer proceeds of any Loan to any Canadian Subsidiary for purposes of making any such payments;”

By deleting the last sentence of Section 6.09 (Restrictive Agreements) of the Credit Agreement in its entirety and substituting the following new sentence in its stead:

“Notwithstanding anything in this SECTION 6.09 to the contrary, neither (i) (a) the prohibition on the pledge of security interest in the Capital Stock of the Canadian Subsidiaries, nor (b) the prohibition on the granting of any guaranty or security interest by the Canadian Subsidiaries, nor (c) the prohibition on repatriation of funds or making of distributions or payments of any kind to the Parent, any other shareholder of the Canadian Subsidiaries, or any Affiliate of the Parent, the Canadian Subsidiaries or any other shareholder of the Canadian Subsidiaries, in each case as set forth in the Canadian Loan Agreement, nor (ii) the prohibitions, restrictions and impositions of conditions expressly set forth in the Merger Agreement and Lim Option Agreement (to the extent such prohibitions, restrictions and impositions of conditions are in connection with the consummation of the merger or the transactions related thereto as expressly set forth in the Merger Agreement and would not result in a Material Adverse Effect) shall be prohibited by this SECTION 6.09.”

By amending Section 6.10 by adding the following sentence at the end thereof:

“The Loan Parties shall, promptly upon (but in any event within five (5) Business Days after) entering into any amendment, modification or waiver of any Charter Document, Material Agreement or Material Indebtedness, deliver to the Administrative Agent a duly executed copy of such amendment, modification or waiver.”

Canadian Refinancing Transaction. Subject to satisfaction of each and all of the Preconditions to Effectiveness set forth in Section 3 hereof:

The Agents and the Required Lenders hereby consent to the Canadian Refinancing Transaction, provided that the Canadian Refinancing Transaction shall be consummated pursuant to the terms and conditions of the Canadian Loan Documents, provided further that under no circumstances shall any Loan Party guaranty any obligations of the Canadian Subsidiaries or otherwise pledge any security for the obligations of the Canadian Subsidiaries under the Canadian Loan Agreement or any other Canadian Loan Document, except that (i) the Parent may pledge on a non-recourse basis its right, title and interest in and to the equity interests of the Canadian Subsidiaries as security for such obligations, (ii) Parent may waive certain of its rights to repossess goods delivered to the Canadian Subsidiaries, and (iii) the Lead Borrower may grant non-exclusive licenses of certain of its trademarks to the Canadian Lender, in each case in accordance with the Canadian Loan Documents.

Notwithstanding anything in Section 5.12 of the Credit Agreement to the contrary, upon the repayment of the Canadian Loan owing to The Toronto-Dominion Bank, the Parent shall not be obligated to pledge to the Collateral Agent, as security for the Obligations, any of its right, title and interest in and to the equity interests of the Canadian Subsidiaries, provided that the foregoing waiver shall be of no further force and effect if at any time the Canadian Loan Documents shall be amended to permit such pledge in favor of the Collateral Agent.

Preconditions to Effectiveness. This Seventh Amendment shall not become effective unless and until, on or before December 31, 2009, each and all of the following conditions have been satisfied, in each case to the satisfaction of the Agents, in their sole and exclusive discretion exercised in good faith:

The Lead Borrower, the other Borrowers, and the Facility Guarantors shall have delivered to the Administrative Agent, in form and substance reasonably satisfactory to the Administrative Agent, (i) duly executed copies of (A) this Seventh Amendment, and (B) that certain First Amendment to Intellectual Property Security Agreement among the Collateral Agent and the Loan Parties party thereto, and (ii) updated Schedule I and Schedule II to the Pledge Agreement (the “Amended Pledge Schedules”) in the form annexed hereto as Exhibit A, together with, with respect to Capital Stock that is evidenced by stock certificates or other equity interest certificates, original stock certificates or other equity interest certificates and stock powers or other equity interest powers duly executed in blank, to the extent such certificates and powers are required to be delivered pursuant to such Pledge Agreement and to the extent not previously delivered to the Administrative Agent. For purposes of clarity, the parties to the Pledge Agreement acknowledge and agree that, immediately upon receipt by the Administrative Agent of the Amended Pledge Schedules and without requiring further action on the part of any Person, the Pledge Agreement shall be deemed amended by deleting the existing Schedule I and Schedule II thereto in their entirety and substituting the Amended Pledge Schedules in their stead.

The Agents shall have received Charter Documents and such other documents and certificates as the Agents or their counsel may reasonably request relating to the organization, existence and good standing of each Loan Party and the authorization of the transactions contemplated by this Seventh Amendment, all in form and substance reasonably satisfactory to the Agents and their counsel.

The Lead Borrower, the Borrowers, and the Facility Guarantors shall have delivered to the Administrative Agent such other and further documents as the Administrative Agent reasonably may require and shall have identified prior to the execution of this Seventh Amendment, in order to confirm and implement the terms and conditions of this Seventh Amendment.

The Borrowers shall have paid to the Administrative Agent, for the ratable benefit of each Lender executing this Seventh Amendment, an amendment fee in the amount of 0.1667% of each of such executing Lender’s Commitment. Such amendment fee shall be fully earned and payable as of the Seventh Amendment Effective Date, shall not be subject to refund or rebate under any circumstances (including, without limitation, on account of the termination of the Canadian Loan Agreement or the failure of the Canadian Subsidiaries and the Canadian Lender to consummate the Canadian Refinancing Transaction), and shall not be subject to reduction by way of setoff or counterclaim. The Administrative Agent is hereby authorized to make a Revolving Credit Loan under the Credit Agreement to pay such amendment fee, and the Administrative Agent agrees to do so upon satisfaction of the condition precedent set forth in Section 3(a) above, the foregoing being deemed satisfaction of the condition precedent set forth in this Section 3(d).

No Default or Event of Default shall exist.

Except as set forth on Schedule 3.06 to the Credit Agreement, there shall not be pending any litigation or other proceeding, the result of which could reasonably be expected to have a Material Adverse Effect.

No default of any material contract or agreement of any Loan Party or any Subsidiary of any Loan Party shall exist except where the existence of a default, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

The Agents shall have received a duly executed copy of the Canadian Loan Agreement.

The Agents shall have received a duly executed copy of an amendment to the Second Lien Credit Agreement, in form and substance satisfactory to the Agent, pursuant to which, among other things, the Second Lien Credit Agreement shall have been amended to permit the Canadian Refinancing Transaction.

Post-Closing Obligations.

Immediately (but in any event within one (1) Business Day) following the consummation of the Canadian Refinancing Transaction, the Loan Parties shall remit to the Agents for application to the outstanding principal balance of the Obligations the sum of $5,000,000.00.

Upon the Loan Parties’ receipt thereof (but in any event within three (3) Business Days following the execution thereof, or such longer period as the Agents may agree in their sole and exclusive discretion), the Loan Parties shall deliver to the Agents duly executed copies of, to the extent executed in connection with the Canadian Refinancing Transaction, (i) the Canadian Loan Documents constituting any security agreements, pledge agreements and trademark license agreements to which any Loan Party is a party, as well as copies of filings made by the Canadian Lender under the Personal Property Security Act evidencing the grant of security by the Canadian Subsidiaries or any Loan Party in favor of the Canadian Lender, in each case substantially in the form of such Canadian Loan Documents presented to the Agents prior to the Seventh Amendment Effective Date or otherwise in form and substance satisfactory to the Agents, and (ii) each other Canadian Loan Document to which any Loan Party is a party.

The Loan Parties acknowledge and agree that the failure to comply with any provision of this Section 4 shall constitute an Event of Default pursuant to Section 7.01(a) of the Credit Agreement.

Ratification of Loan Documents. No Claims against any Lender.

Except as provided herein, all terms and conditions of the Credit Agreement and of each of the other Loan Documents remain in full force and effect. Each Loan Party hereby ratifies, confirms, and re-affirms all terms and provisions of the Loan Documents.

Each Loan Party hereby makes all representations, warranties, and covenants set forth in the Loan Documents as of the date hereof (other than representations, warranties and covenants that relate solely to an earlier date). To the extent that any changes in any representations, warranties, and covenants require any amendments to the schedules or exhibits to the Loan Documents, such schedules and exhibits are hereby updated, as evidenced by any supplemental schedules and exhibits (if any) annexed to this Seventh Amendment.

Each Loan Party represents and warrants to the Administrative Agent and each Lender that as of the date of this Seventh Amendment, no Default or Event of Default exists.

Each Loan Party acknowledges and agrees that to its actual knowledge (i) there is no basis nor set of facts on which any amount (or any portion thereof) owed by any of the Loan Parties under any Loan Document could be reduced, offset, waived, or forgiven, by rescission or otherwise; (ii) nor is there any claim, counterclaim, off set, or defense (or other right, remedy, or basis having a similar effect) available to any of the Loan Parties with regard thereto; (iii) nor is there any basis on which the terms and conditions of any of the Obligations could be claimed to be other than as stated on the written instruments which evidence such Obligations.

Each of the Loan Parties hereby acknowledges and agrees that it has no offsets, defenses, claims, or counterclaims against the Agents, the Lenders, or their respective parents, affiliates, predecessors, successors, or assigns, or their officers, directors, employees, attorneys, or representatives, with respect to the Obligations, and that if any of the Loan Parties now has, or ever did have, any offsets, defenses, claims, or counterclaims against such Persons, whether known or unknown, at law or in equity, from the beginning of the world through this date and through the time of execution of this Seventh Amendment, all of them are hereby expressly WAIVED, and each of the Loan Parties hereby RELEASES such Persons from any liability therefor.

Acknowledgment of Obligations. The Loan Parties hereby acknowledge and agree that the Loan Parties are unconditionally liable to the Credit Parties for the following amounts which constitute a portion of the Obligations in accordance with the terms of the Credit Agreement, as of the date hereof:

For outstanding Credit Extensions:	$24,381,403.39

For all amounts now due, or hereafter coming due, to any Agent, any Lender or any of their respective Affiliates with respect to cash management, ACH, depository, investment, banker’s acceptance, letter of credit, Hedge Agreement, or other banking or financial services provided by any Agent, any Lender or any such Affiliate to any Loan Party.

For all interest heretofore or hereafter accruing under the Loan Documents, for all fees heretofore or hereafter accruing under the Loan Documents, and for all Credit Party Expenses and other fees, costs, expenses, and costs of collection heretofore or hereafter incurred by the Lenders in connection with and pursuant to the terms of, and any other amounts due under, the Loan Documents, including, without limitation, (i) all attorney’s fees and expenses incurred in connection with the negotiation and preparation of this Seventh Amendment and all documents, instruments, and agreements incidental hereto or thereto, and (ii) all interest, fees and expenses that accrue after the commencement of any case or proceeding by or against any Loan Party under the Bankruptcy Code or any state, federal or provincial bankruptcy, insolvency, receivership or similar law, whether or not allowed in such case or proceeding.

Miscellaneous.

This Seventh Amendment may be executed in counterparts, each of which when so executed and delivered shall be an original, and all of which together shall constitute one agreement. This Seventh Amendment constitutes a Loan Document for all purposes.

This Seventh Amendment expresses the entire understanding of the parties with respect to the transactions contemplated hereby. No prior negotiations or discussions shall limit, modify, or otherwise affect the provisions hereof.

Any determination that any provision of this Seventh Amendment or any application hereof is invalid, illegal, or unenforceable in any respect and in any instance shall not affect the validity, legality, or enforceability of such provision in any other instance, or the validity, legality, or enforceability of any other provisions of this Seventh Amendment.

The Borrowers shall pay on demand all reasonable costs and expenses of the Agents and the Lenders, including, without limitation, reasonable attorneys’ fees incurred by the Agents in connection with the preparation, negotiation, execution, and delivery of this Seventh Amendment. The Administrative Agent is hereby authorized by the Borrowers to make one or more Revolving Credit Loans to pay all such costs, expenses, and attorneys’ fees and expenses.

In connection with the interpretation of this Seventh Amendment and all other documents, instruments, and agreements incidental hereto:

All rights and obligations hereunder and thereunder, including matters of construction, validity, and performance, shall be governed by and construed in accordance with the law of The Commonwealth of Massachusetts and are intended to take effect as sealed instruments.

The captions of this Seventh Amendment are for convenience purposes only, and shall not be used in construing the intent of the parties under this Seventh Amendment.

In the event of any inconsistency between the provisions of this Seventh Amendment and any of the other Loan Documents, the provisions of this Seventh Amendment shall govern and control.

Each Loan Party agrees that any suit for the enforcement of this Seventh Amendment or any other Loan Document may be brought in the courts of the Commonwealth of Massachusetts sitting in Boston, Massachusetts or any federal court sitting therein as the Administrative Agent may elect in its sole discretion and consents to the non-exclusive jurisdiction of such courts. Each party to this Seventh Amendment hereby waives any objection which it may now or hereafter have to the venue of any such suit or any such court or that such suit is brought in an inconvenient forum and agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Seventh Amendment shall affect any right that any Credit Party may otherwise have to bring any action or proceeding relating to this Seventh Amendment against a Loan Party or its properties in the courts of any jurisdiction.

Each Loan Party agrees that any action commenced by any Loan Party asserting any claim or counterclaim arising under or in connection with this Seventh Amendment or any other Loan Document shall be brought solely in a court of the Commonwealth of Massachusetts sitting in Boston, Massachusetts or any federal court sitting therein as the Administrative Agent may elect in its sole discretion and consents to the exclusive jurisdiction of such courts with respect to any such action

The Agents, the Lenders, the Borrowers, and the Facility Guarantors have prepared this Seventh Amendment and all documents, instruments, and agreements incidental hereto with the aid and assistance of their respective counsel. Accordingly, all of them shall be deemed to have been drafted by the Agents, the Lenders, the Borrowers, and the Facility Guarantors and shall not be construed against any party.

[Signatures Follow]

IN WITNESS WHEREOF, the undersigned have caused this Seventh Amendment to be duly executed under seal as of the date first set forth above.

AMERICAN APPAREL (USA), LLC (f/k/a AAI Acquisition LLC (successor-by-merger to American Apparel, Inc.), as Lead Borrower and as a Borrower

By:
Name:
Title:

AMERICAN APPAREL RETAIL, INC., as a Borrower

By:
Name:
Title:

AMERICAN APPAREL DYEING & FINISHING, INC., as a Borrower

By:
Name:
Title:

KCL KNITTING, LLC, as a Borrower

By:	American Apparel (USA), LLC, its sole member

By:
Name:
Title:

Signature Page to Seventh Amendment to Credit Agreement

AMERICAN APPAREL, LLC, as a Facility Guarantor

By:	American Apparel (USA), LLC, its sole member

By:
Name:
Title:

FRESH AIR FREIGHT, INC., as a Facility Guarantor

By:
Name:
Title:

AMERICAN APPAREL, INC. (f/k/a Endeavor Acquisition Corp.), as a Facility Guarantor

By:
Name:
Title:

Signature Page to Seventh Amendment to Credit Agreement

BANK OF AMERICA, N.A. (successor by merger to LaSalle Business Credit, LLC, as Agent for LaSalle Bank Midwest National Association, acting through its division, LaSalle Retail Finance), as Administrative Agent, as Collateral Agent, as Swingline Lender and as Lender

By:
Name:
Title:

BANK OF AMERICA, N.A. (successor by merger to LaSalle Bank National Association), as Issuing Bank

By:
Name:
Title:

Signature Page to Seventh Amendment to Credit Agreement

WELLS FARGO RETAIL FINANCE, LLC, as Collateral Monitoring Agent and as a Lender

By:
Name:
Title:

Signature Page to Seventh Amendment to Credit Agreement

NATIONAL CITY BUSINESS CREDIT, INC., as a Lender

By:
Name:
Title:

Signature Page to Seventh Amendment to Credit Agreement

Exhibit A

Amended Pledge Schedules

[see attached]